UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2012



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2012





[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA AGGRESSIVE GROWTH FUND]

 =============================================================

       ANNUAL REPORT
       USAA AGGRESSIVE GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2012

 =============================================================

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

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PRESIDENT'S MESSAGE

"ALTHOUGH INDIVIDUAL CIRCUMSTANCES MAY VARY,
WE BELIEVE THAT INVESTORS SHOULD MAINTAIN A        [PHOTO OF DANIEL S. McNAMARA]
PORTFOLIO WITH A LONG-TERM PERSPECTIVE."

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AUGUST 2012

The more things change, the more they stay the same. Investors, who were worried during the summer of 2011 about Europe and a U.S. government shutdown, found themselves worrying at the end of the reporting period about Europe and the U.S. "fiscal cliff." Overhanging it all -- the persistent slow-growth trajectory of the U.S. economy.

At the beginning of the reporting period, the U.S. economy appeared to be gaining strength, as it rebounded from an earlier slowdown. Though weaker-than-expected data surprised the markets in the fall of 2011, economic conditions -- including the level of unemployment -- seemed to improve during the winter. We were skeptical, largely because we believed that the data were temporarily influenced by the unusually mild winter. In fact, despite hopes that U.S. economic activity would accelerate during the spring, the warm winter weather did appear to have pulled demand (and job gains) forward without permanently improving the U.S. economic outlook.

Meanwhile, politics have delayed what is expected to be a rancorous debate in Congress over another increase in the nation's debt ceiling. There also is concern about the "fiscal cliff." Unless Congress acts, $1.2 trillion in tax hikes and spending cuts, including a large reduction in military spending, will automatically take effect in 2013.

The European sovereign debt crisis also continues to roil the markets. For the last three years, market sentiment has been at the mercy of events in the European Union (EU). As yet, a lasting solution remains elusive. Policymakers have taken only incremental steps to buy time for the EU's weakest members to regain fiscal balance. Many of these nations, including Greece, Spain, and Italy, are weighed down by a staggering amount of debt.

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

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The uncertainty has driven a risk-on, risk-off trade in which investors shift back and forth between riskier asset classes, such as stocks and safe-haven investments, such as U.S. Treasuries. When investors are optimistic, they seek out riskier asset classes. When they are fearful, they generally favor safe-haven securities.

In the midst of this turmoil, U.S. stocks posted solid results. Indeed, compared to many other asset classes, U.S. equity performance has been outstanding. During the reporting period, the S&P 500(R) Index recorded a gain of about 9%. Still, many observers have been disappointed; stocks have not generated the larger returns they anticipated. Although individual circumstances may vary, we believe that investors should maintain a portfolio with a long-term perspective.

Fixed-income securities appear to have returned to their traditional role as an income generator. Though bonds have delivered robust returns in recent years, we don't believe they will have the same kind of performance going forward. Furthermore, the strong price appreciation also has implications for bonds' income potential. As bond prices increased, their yields dropped near record lows. In this environment, we feel it's more important than ever to have a team of experienced bond managers working on your behalf, seeking to enhance the income you receive from your USAA fixed-income funds. Both our equity and fixed-income managers will continue working hard to meet your investment needs.

From all of us at USAA Asset Management Company, I'd like to thank you for your continued investment in our family of no-load mutual funds. We are proud of what we have been able to accomplish in all kinds of market environments.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

Mutual fund operating expenses apply and continue throughout the life of the fund.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            12

    Report of Independent Registered Public Accounting Firm                  13

    Portfolio of Investments                                                 14

    Notes to Portfolio of Investments                                        22

    Financial Statements                                                     23

    Notes to Financial Statements                                            26

EXPENSE EXAMPLE                                                              43

ADVISORY AGREEMENTS                                                          45

TRUSTEES' AND OFFICERS' INFORMATION                                          53

The opinions expressed herein should not be considered as promises or advice and are applicable only through the period on the front of this report. The risks of investing in your fund are listed within its prospectus.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2012, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA AGGRESSIVE GROWTH FUND (THE FUND) HAS AN INVESTMENT OBJECTIVE OF CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest primarily in equity securities of large companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company, LLP            Winslow Capital Management, LLC*
   PAUL E. MARRKAND, CFA                         CLARK J. WINSLOW
                                                 JUSTIN H. KELLY, CFA
                                                 R. BARTLETT WEAR, CFA

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o HOW DID THE USAA AGGRESSIVE GROWTH FUND (THE FUND SHARES) PERFORM?

  The Fund Shares produced a total return of 1.50% at the end of the reporting period. This compares to returns of 1.96% for the Lipper Large-Cap Growth Funds Index and 8.26% for the Russell 1000(R) Growth Index (the Index).

  The Fund is subadvised by Wellington Management Company, LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital), each of which manages approximately half of the portfolio.

o HOW DID THE OVERALL MARKET PERFORM DURING THE REPORTING PERIOD?

  At the start of the Fund's most recent fiscal year, equity markets declined amid deteriorating economic and financial conditions globally, and the financial sector experienced solvency concerns. The markets subsequently saw steady improvement as strength in

  Refer to page 7 for benchmark definitions.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

  *Effective July 1, 2012, Winslow Capital Management, Inc., changed its name to Winslow Capital Management, LLC.

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2  | USAA AGGRESSIVE GROWTH FUND

================================================================================

  business fundamentals began to bolster investor confidence and generate robust earnings results for a number of companies. However, the market is still beset by a dichotomy of small successes and -- at the same time -- large uncertainties. The market's rebound was interrupted in April and May of this year when investors fled risk assets as the latest chapter of the euro zone sovereign debt crisis unfolded and Chinese growth slowed. Additionally, company managements across the board are currently expressing concern over the impending "fiscal cliff," which refers to a significant reduction in the budget deficit and corresponding slowing of the economy if specific laws are allowed to automatically expire or go into effect at the end of 2012.

o HOW DID THE WELLINGTON MANAGEMENT PORTION PERFORM?

  For the reporting period, the Wellington Management portfolio trailed the Index primarily due to weak stock selection in the information technology, materials, and industrials sectors, which more than offset strong selection in the energy sector. Sector allocation, a result of bottom-up stock selection, also detracted modestly from relative returns, mainly due to an underweight in the strong-performing consumer staples sector. A modest cash position also detracted from relative performance in a strong market environment.

  The largest individual detractors from relative returns included ITT Educational Services, Inc.; global semiconductor company Altera Corp; and Walter Energy, Inc., a producer and exporter of metallurgical coal for the global steel industry. Equipment and services firm Baker Hughes, Inc. also was among the largest absolute detractors. Top individual contributors to relative returns included the biotechnology company Amgen, Inc. and the retailer Ross Stores, Inc., as well as a lack of holdings in the energy equipment and services firm Schlumberger Ltd. Our position in Apple, Inc. also was beneficial.

  You will find a complete list of securities that the Fund owns on pages 14-21.

  Walter Energy, Inc., Baker Hughes, Inc., and Schlumberger Ltd. were sold out of the Fund prior to July 31, 2012.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o HOW IS WELLINGTON MANAGEMENT POSITIONED?

  Our portion of the Fund remains balanced based on our growth, quality, and valuation measurements. We remain disciplined in executing our process and believe that we have an attractive portfolio of companies with strong balance sheets, solid growth opportunities, and high return on capital. At the end of the period, our largest overweights were in the information technology, health care, and energy sectors, while we remained underweight in the industrials, financials, and materials sectors relative to the Index.

o HOW DID WINSLOW CAPITAL'S PORTION OF THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

  While our portfolio has been pro-cyclically positioned and would be expected to lag in periods of investor anxiety, results were nonetheless disappointing. Stock selection drove underperformance versus the Index during the period. The best performing sectors on a relative basis were materials and industrials. Both areas benefited from strong stock selection versus the Index. The top areas on an absolute basis were health care and information technology. In materials, agricultural supplier Monsanto Co., and Ecolab, Inc., a water and environmental sanitation technology provider, were both strong absolute and relative performers. Within the industrials sector, aerospace systems supplier Goodrich Corp. was a top contributor, as was Union Pacific Corp., a rail transportation service provider.

  Positions in consumer discretionary and consumer staples represented the largest relative detractors from performance compared with the Index. Ctrip.com International Ltd. ADR, a travel service provider in China, was the bottom consumer discretionary performer. Green Mountain Coffee Roasters, Inc., in consumer staples (a significant long-term contributor to portfolio performance) also detracted during the reporting period.

  Goodrich Corp. and Ctrip.com International Ltd. ADR were sold out of the Fund prior to July 31, 2012.

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4  | USAA AGGRESSIVE GROWTH FUND

================================================================================

o HOW IS THE WINSLOW CAPITAL PORTFOLIO POSITIONED?

  We have taken steps to reduce the portfolio's exposure to near-term economic growth while raising exposure to longer-term earnings growth. However, we have not become defensive. Although more stable, defensive, higher-yielding companies outperformed in the second quarter of 2012, we avoided the temptation to "run for cover" by investing in those types of stocks. Many investors have done so already and valuations for defensive higher-yielding issues are expensive. More importantly, defensive companies currently exhibit slower growth and many are structurally challenged. In our view, such companies have relatively poor business models that are inconsistent with the Winslow Capital growth investment philosophy.

  In response to an evident deceleration in global growth, we have lowered the pro-cyclicality of the portfolio. We diversify the portfolio using Three Types of Earnings Growth, with each category ranging from 25-40%. Within these three types, the quality cyclical category ended the period at 25% of the portfolio, consistent/stable growth at 38%, and faster growth was 33%.

  We initiated positions in more "a-cyclical" companies such as Dollar General Corp. and Ross Stores, Inc. (both are consumer discretionary stocks). Expected earnings growth for our portfolio companies for this year and next year remain above average in an environment where overall growth forecasts have slowed.

  On behalf of USAA Asset Management Company, we thank you for your investment in the Fund.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA AGGRESSIVE GROWTH FUND SHARES (FUND SHARES) (Ticker Symbol: USAUX)


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                                          7/31/12                   7/31/11
--------------------------------------------------------------------------------

Net Assets                             $878.2 Million           $1,207.2 Million
Net Asset Value Per Share                  $35.09                    $34.57


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/12
--------------------------------------------------------------------------------
  1 Year                              5 Years                         10 Years

   1.50%                               0.50%                            5.53%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/11*
--------------------------------------------------------------------------------

                                      1.02%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2011, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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6  | USAA AGGRESSIVE GROWTH FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               RUSSELL 1000      USAA AGGRESSIVE        LIPPER LARGE-CAP
               GROWTH INDEX     GROWTH FUND SHARES     GROWTH FUNDS INDEX
 7/31/2002      $10,000.00          $10,000.00             $10,000.00
 8/31/2002       10,029.89           10,033.67              10,055.28
 9/30/2002        8,989.51            9,716.21               9,081.04
10/31/2002        9,814.13           10,009.62               9,780.07
11/30/2002       10,347.18            9,956.71              10,184.96
12/31/2002        9,632.44            9,514.19               9,475.30
 1/31/2003        9,398.70            9,345.84               9,256.71
 2/28/2003        9,355.54            9,264.07               9,157.24
 3/31/2003        9,529.66            9,629.63               9,329.00
 4/30/2003       10,234.25           10,144.30              10,012.12
 5/31/2003       10,745.10           10,784.03              10,502.53
 6/30/2003       10,893.05           10,918.71              10,589.51
 7/31/2003       11,164.11           11,361.23              10,896.62
 8/31/2003       11,441.77           11,601.73              11,164.71
 9/30/2003       11,319.28           11,438.19              10,927.04
10/31/2003       11,955.06           12,260.70              11,589.92
11/30/2003       12,080.22           12,198.17              11,700.19
12/31/2003       12,498.00           12,443.48              12,030.07
 1/31/2004       12,753.24           12,477.15              12,260.67
 2/29/2004       12,834.26           12,669.55              12,313.74
 3/31/2004       12,596.18           12,698.41              12,176.41
 4/30/2004       12,449.75           12,361.71              11,903.06
 5/31/2004       12,681.79           12,457.91              12,118.69
 6/30/2004       12,840.27           12,631.07              12,292.10
 7/31/2004       12,114.38           11,991.34              11,565.19
 8/31/2004       12,054.55           12,121.21              11,483.61
 9/30/2004       12,169.20           12,650.31              11,752.70
10/31/2004       12,359.00           12,582.97              11,894.34
11/30/2004       12,784.13           13,270.80              12,424.98
12/31/2004       13,285.37           14,064.45              12,926.64
 1/31/2005       12,842.33           13,540.16              12,481.73
 2/28/2005       12,979.00           13,617.12              12,563.42
 3/31/2005       12,742.53           13,415.10              12,334.56
 4/30/2005       12,499.87           13,299.66              12,066.43
 5/31/2005       13,104.65           13,886.48              12,736.17
 6/30/2005       13,056.34           14,045.21              12,761.58
 7/31/2005       13,694.47           14,555.07              13,403.27
 8/31/2005       13,518.10           14,304.95              13,260.25
 9/30/2005       13,580.35           14,506.97              13,419.00
10/31/2005       13,448.35           14,343.43              13,332.09
11/30/2005       14,028.58           14,992.78              13,942.31
12/31/2005       13,984.60           15,080.69              13,906.60
 1/31/2006       14,230.11           15,475.27              14,285.80
 2/28/2006       14,207.50           15,398.28              14,093.09
 3/31/2006       14,417.28           15,528.20              14,228.98
 4/30/2006       14,397.68           15,523.39              14,206.64
 5/31/2006       13,909.66           14,859.34              13,543.87
 6/30/2006       13,854.77           14,844.90              13,499.37
 7/31/2006       13,590.89           14,378.14              13,153.75
 8/31/2006       14,014.92           14,474.38              13,458.30
 9/30/2006       14,400.03           14,796.78              13,748.49
10/31/2006       14,906.24           15,244.29              14,162.12
11/30/2006       15,202.04           15,610.00              14,485.69
12/31/2006       15,253.52           15,884.28              14,562.32
 1/31/2007       15,645.63           16,625.33              14,938.17
 2/28/2007       15,351.54           16,033.45              14,600.98
 3/31/2007       15,434.81           15,975.71              14,710.85
 4/30/2007       16,161.48           16,437.66              15,308.09
 5/31/2007       16,742.88           17,072.84              15,826.49
 6/30/2007       16,492.96           16,904.42              15,677.22
 7/31/2007       16,237.27           16,707.13              15,478.29
 8/31/2007       16,496.00           17,053.59              15,733.36
 9/30/2007       17,187.03           18,246.96              16,693.11
10/31/2007       17,771.97           19,329.65              17,439.07
11/30/2007       17,117.30           18,348.01              16,728.10
12/31/2007       17,055.41           18,248.19              16,742.71
 1/31/2008       15,725.48           16,690.12              15,310.02
 2/29/2008       15,413.16           16,106.45              14,991.07
 3/31/2008       15,319.32           15,778.43              14,863.50
 4/30/2008       16,123.58           16,776.95              15,779.45
 5/31/2008       16,714.57           17,047.08              16,210.28
 6/30/2008       15,510.75           15,778.43              15,017.69
 7/31/2008       15,215.86           15,619.25              14,721.37
 8/31/2008       15,379.69           15,484.19              14,760.67
 9/30/2008       13,598.65           13,786.23              12,868.65
10/31/2008       11,204.48           11,745.79              10,621.18
11/30/2008       10,313.40           10,501.27               9,555.71
12/31/2008       10,499.80           10,676.19               9,812.40
 1/31/2009        9,994.71            9,825.78               9,305.15
 2/28/2009        9,242.82            9,169.76               8,698.20
 3/31/2009       10,067.24            9,786.91               9,445.69
 4/30/2009       11,033.76           10,763.66              10,446.49
 5/31/2009       11,580.72           11,502.29              11,018.40
 6/30/2009       11,710.28           11,235.02              11,022.72
 7/31/2009       12,542.01           12,065.99              11,853.33
 8/31/2009       12,802.12           12,406.15              12,087.17
 9/30/2009       13,346.67           12,945.54              12,667.63
10/31/2009       13,165.89           12,712.29              12,417.00
11/30/2009       13,974.71           13,655.02              13,165.96
12/31/2009       14,406.64           13,729.82              13,590.08
 1/31/2010       13,777.99           13,129.47              12,878.07
 2/28/2010       14,251.49           13,505.30              13,334.92
 3/31/2010       15,075.83           14,457.06              14,172.49
 4/30/2010       15,244.29           14,671.82              14,318.26
 5/31/2010       14,080.52           13,607.80              13,168.02
 6/30/2010       13,305.17           12,680.44              12,410.16
 7/31/2010       14,254.25           13,451.61              13,251.89
 8/31/2010       13,588.73           12,758.53              12,601.33
 9/30/2010       15,035.25           14,305.76              13,952.10
10/31/2010       15,753.33           14,984.19              14,684.82
11/30/2010       15,936.28           15,164.79              14,831.78
12/31/2010       16,814.08           16,106.61              15,645.60
 1/31/2011       17,241.97           16,467.90              15,954.31
 2/28/2011       17,806.25           17,004.95              16,386.01
 3/31/2011       17,828.00           17,117.24              16,394.26
 4/30/2011       18,425.04           17,664.05              16,891.37
 5/31/2011       18,224.45           17,371.12              16,685.79
 6/30/2011       17,963.06           17,107.47              16,464.91
 7/31/2011       17,783.01           16,878.01              16,376.81
 8/31/2011       16,844.52           15,720.91              15,275.74
 9/30/2011       15,603.34           14,353.87              13,942.64
10/31/2011       17,315.64           16,228.67              15,616.08
11/30/2011       17,313.97           16,004.08              15,423.89
12/31/2011       17,258.30           15,706.26              15,191.18
 1/31/2012       18,288.47           16,873.13              16,232.48
 2/29/2012       19,163.12           17,742.17              17,188.49
 3/31/2012       19,793.43           18,420.80              17,795.87
 4/30/2012       19,762.85           18,166.93              17,665.05
 5/31/2012       18,495.14           16,653.42              16,310.67
 6/30/2012       18,997.34           17,107.47              16,671.93
 7/31/2012       19,252.00           17,131.87              16,697.71

                             [END CHART]

                          Data from 7/31/02 to 7/31/12.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIAGX)


--------------------------------------------------------------------------------
                                          7/31/12                    7/31/11
--------------------------------------------------------------------------------

Net Assets                             $177.3 Million             $136.8 Million
Net Asset Value Per Share                  $35.26                     $34.60

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/12
--------------------------------------------------------------------------------
  1 Year                                               Since Inception 8/01/08

   1.91%                                                        3.01%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/11*
--------------------------------------------------------------------------------

                                      0.68%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2011, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Institutional Shares are currently offered for sale only through a USAA Managed Account Program or to a USAA Fund participating in a fund-of-funds investment strategy and not to the general public.

================================================================================

8  | USAA AGGRESSIVE GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                          USAA AGGRESSIVE
               RUSSELL 1000      LIPPER LARGE-CAP           GROWTH FUND
               GROWTH INDEX     GROWTH FUNDS INDEX     INSTITUTIONAL SHARES
 7/31/2008      $10,000.00          $10,000.00              $10,000.00
 8/31/2008       10,107.67           10,026.70               10,012.48
 9/30/2008        8,937.16            8,741.47                8,914.54
10/31/2008        7,363.69            7,214.80                7,595.13
11/30/2008        6,778.06            6,491.05                6,790.39
12/31/2008        6,900.56            6,665.41                6,909.17
 1/31/2009        6,568.61            6,320.85                6,357.57
 2/28/2009        6,074.46            5,908.55                5,938.36
 3/31/2009        6,616.28            6,416.31                6,341.81
 4/30/2009        7,251.48            7,096.14                6,978.52
 5/31/2009        7,610.95            7,484.63                7,460.77
 6/30/2009        7,696.10            7,487.57                7,290.56
 7/31/2009        8,242.73            8,051.78                7,832.71
 8/31/2009        8,413.67            8,210.62                8,056.50
 9/30/2009        8,771.55            8,604.93                8,409.52
10/31/2009        8,652.74            8,434.67                8,261.38
11/30/2009        9,184.30            8,943.43                8,879.17
12/31/2009        9,468.18            9,231.53                8,926.20
 1/31/2010        9,055.02            8,747.88                8,538.24
 2/28/2010        9,366.21            9,058.20                8,789.46
 3/31/2010        9,907.97            9,627.15                9,412.73
 4/30/2010       10,018.69            9,726.17                9,552.65
 5/31/2010        9,253.84            8,944.83                8,865.78
 6/30/2010        8,744.28            8,430.03                8,264.76
 7/31/2010        9,368.02            9,001.80                8,770.38
 8/31/2010        8,930.63            8,559.89                8,318.82
 9/30/2010        9,881.30            9,477.45                9,330.05
10/31/2010       10,353.23            9,975.17                9,778.43
11/30/2010       10,473.47           10,075.00                9,899.27
12/31/2010       11,050.36           10,627.81               10,517.15
 1/31/2011       11,331.58           10,837.52               10,759.88
 2/28/2011       11,702.43           11,130.76               11,114.39
 3/31/2011       11,716.72           11,136.36               11,191.04
 4/30/2011       12,109.10           11,474.04               11,548.74
 5/31/2011       11,977.27           11,334.40               11,363.50
 6/30/2011       11,805.49           11,184.35               11,194.23
 7/31/2011       11,687.16           11,124.51               11,050.51
 8/31/2011       11,070.37           10,376.57               10,296.78
 9/30/2011       10,254.66            9,471.02                9,405.71
10/31/2011       11,380.00           10,607.76               10,635.32
11/30/2011       11,378.90           10,477.21               10,491.60
12/31/2011       11,342.31           10,319.13               10,299.97
 1/31/2012       12,019.35           11,026.47               11,066.48
 2/29/2012       12,594.17           11,675.87               11,641.36
 3/31/2012       13,008.42           12,088.46               12,091.69
 4/30/2012       12,988.33           11,999.59               11,928.81
 5/31/2012       12,155.17           11,079.58               10,938.73
 6/30/2012       12,485.22           11,324.98               11,238.95
 7/31/2012       12,652.59           11,342.50               11,261.30

                              [END CHART]

                      Data from 7/31/08 to 7/31/12.*

                      See page 7 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Institutional Shares to the benchmarks.

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2012
                                (% of Net Assets)

Apple, Inc. .............................................................  8.5%
International Business Machines Corp. ...................................  3.0%
Google, Inc. "A" ........................................................  2.6%
QUALCOMM, Inc. ..........................................................  2.6%
Visa, Inc. "A" ..........................................................  2.3%
Microsoft Corp. .........................................................  2.1%
Union Pacific Corp. .....................................................  2.1%
EMC Corp. ...............................................................  2.0%
Cisco Systems, Inc. .....................................................  2.0%
Priceline.com, Inc. .....................................................  1.8%

You will find a complete list of securities that the Fund owns on pages 14-21.

================================================================================

10  | USAA AGGRESSIVE GROWTH FUND

================================================================================

                    o SECTOR ASSET ALLOCATION -- 7/31/2012 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

INFORMATION TECHNOLOGY                                                     36.1%
CONSUMER DISCRETIONARY                                                     15.6%
HEALTH CARE                                                                14.6%
INDUSTRIALS                                                                 9.6%
CONSUMER STAPLES                                                            7.2%
ENERGY                                                                      5.6%
MONEY MARKET INSTRUMENTS                                                    3.8%
MATERIALS                                                                   3.0%
FINANCIALS                                                                  2.7%
TELECOMMUNICATION SERVICES                                                  2.5%

                                   [END CHART]

      Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2012, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2013.

For the fiscal year ended July 31, 2012, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2012, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $2,000 as qualifying interest income.

================================================================================

12  | USAA AGGRESSIVE GROWTH FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA AGGRESSIVE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Aggressive Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Aggressive Growth Fund at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2012

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2012

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            COMMON STOCKS (96.9%)

            CONSUMER DISCRETIONARY (15.6%)
            ------------------------------
            ADVERTISING (0.6%)
   126,840  Omnicom Group, Inc.                                       $    6,365
                                                                      ----------
            APPAREL RETAIL (1.3%)
    74,532  Buckle, Inc.                                                   2,882
    98,710  Ross Stores, Inc.                                              6,559
   107,007  TJX Companies, Inc.                                            4,738
                                                                      ----------
                                                                          14,179
                                                                      ----------
            APPAREL, ACCESSORIES & LUXURY GOODS (1.6%)
   150,663  Coach, Inc.                                                    7,432
    17,395  Lululemon Athletica, Inc.*                                       983
   110,300  Michael Kors Holdings Ltd.*                                    4,554
    27,200  Ralph Lauren Corp.                                             3,926
                                                                      ----------
                                                                          16,895
                                                                      ----------
            AUTO PARTS & EQUIPMENT (0.6%)
    92,600  BorgWarner, Inc.*                                              6,213
                                                                      ----------
            AUTOMOTIVE RETAIL (0.8%)
    92,570  O'Reilly Automotive, Inc.*                                     7,937
                                                                      ----------
            BROADCASTING (0.4%)
   139,700  CBS Corp. "B"                                                  4,674
                                                                      ----------
            CABLE & SATELLITE (0.9%)
   233,268  Comcast Corp. "A"                                              7,593
 1,084,130  Sirius Satellite Radio, Inc.*                                  2,342
                                                                      ----------
                                                                           9,935
                                                                      ----------
            CASINOS & GAMING (0.5%)
   148,100  Las Vegas Sands Corp.                                          5,394
                                                                      ----------
            EDUCATION SERVICES (0.3%)
    68,342  ITT Educational Services, Inc.*                                2,653
                                                                      ----------
            GENERAL MERCHANDISE STORES (1.0%)
   123,100  Dollar General Corp.*                                          6,279
    76,040  Dollar Tree, Inc.*                                             3,828
                                                                      ----------
                                                                          10,107
                                                                      ----------

================================================================================

14  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            HOME IMPROVEMENT RETAIL (0.8%)
    68,685  Home Depot, Inc.                                          $    3,584
   169,162  Lowe's Companies, Inc.                                         4,292
                                                                      ----------
                                                                           7,876
                                                                      ----------
            HOMEFURNISHING RETAIL (0.3%)
    56,597  Bed Bath & Beyond, Inc.*                                       3,450
                                                                      ----------
            INTERNET RETAIL (3.4%)
    73,215  Amazon.com, Inc.*                                             17,081
    28,983  Priceline.com, Inc.*                                          19,179
                                                                      ----------
                                                                          36,260
                                                                      ----------
            MOVIES & ENTERTAINMENT (0.4%)
   191,541  News Corp. "A"                                                 4,409
                                                                      ----------
            RESTAURANTS (1.7%)
   219,438  Starbucks Corp.                                                9,936
   116,863  Yum! Brands, Inc.                                              7,577
                                                                      ----------
                                                                          17,513
                                                                      ----------
            SPECIALTY STORES (1.0%)
    88,414  PetSmart, Inc.                                                 5,845
    53,000  Ulta Salon, Cosmetics & Fragrance, Inc.                        4,499
                                                                      ----------
                                                                          10,344
                                                                      ----------
            Total Consumer Discretionary                                 164,204
                                                                      ----------
            CONSUMER STAPLES (7.2%)
            -----------------------
            DRUG RETAIL (1.4%)
   325,138  CVS Caremark Corp.                                            14,713
                                                                      ----------
            HYPERMARKETS & SUPER CENTERS (2.4%)
   137,784  Costco Wholesale Corp.                                        13,252
   159,994  Wal-Mart Stores, Inc.                                         11,908
                                                                      ----------
                                                                          25,160
                                                                      ----------
            PACKAGED FOODS & MEAT (0.1%)
    32,593  Green Mountain Coffee Roasters, Inc.*                            595
                                                                      ----------
            PERSONAL PRODUCTS (0.3%)
    73,900  Estee Lauder Companies, Inc. "A"                               3,871
                                                                      ----------
            SOFT DRINKS (1.6%)
   207,961  Coca-Cola Co.                                                 16,803
                                                                      ----------
            TOBACCO (1.4%)
   158,192  Philip Morris International, Inc.                             14,465
                                                                      ----------
            Total Consumer Staples                                        75,607
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            ENERGY (5.6%)
            -------------
            INTEGRATED OIL & GAS (1.1%)
   104,936  Exxon Mobil Corp.                                         $    9,113
    25,379  Occidental Petroleum Corp.                                     2,209
                                                                      ----------
                                                                          11,322
                                                                      ----------
            OIL & GAS DRILLING (0.4%)
    67,776  Diamond Offshore Drilling, Inc.                                4,434
                                                                      ----------
            OIL & GAS EQUIPMENT & SERVICES (2.1%)
   102,400  Cameron International Corp.*                                   5,148
    21,915  Core Laboratories N.V.                                         2,445
   175,000  FMC Technologies, Inc.*                                        7,896
    53,091  National-Oilwell Varco, Inc.                                   3,838
    51,667  Oceaneering International, Inc.                                2,671
                                                                      ----------
                                                                          21,998
                                                                      ----------
            OIL & GAS EXPLORATION & PRODUCTION (1.6%)
   129,700  Cabot Oil & Gas Corp.                                          5,472
    66,900  Concho Resources, Inc.*                                        5,703
    96,900  Range Resources Corp.                                          6,066
                                                                      ----------
                                                                          17,241
                                                                      ----------
            OIL & GAS REFINING & MARKETING (0.4%)
   153,695  Valero Energy Corp.                                            4,227
                                                                      ----------
            Total Energy                                                  59,222
                                                                      ----------
            FINANCIALS (2.7%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (1.3%)
    33,500  BlackRock, Inc. "A"                                            5,704
    72,000  Franklin Resources, Inc.                                       8,276
                                                                      ----------
                                                                          13,980
                                                                      ----------
            CONSUMER FINANCE (0.6%)
   104,519  American Express Co.                                           6,032
                                                                      ----------
            INVESTMENT BANKING & BROKERAGE (0.3%)
   223,100  TD Ameritrade Holding Corp.                                    3,552
                                                                      ----------
            SPECIALIZED FINANCE (0.5%)
    41,300  IntercontinentalExchange, Inc.*                                5,419
                                                                      ----------
            Total Financials                                              28,983
                                                                      ----------
            HEALTH CARE (14.6%)
            -------------------
            BIOTECHNOLOGY (4.7%)
   151,550  Amgen, Inc.                                                   12,518
   114,697  Biogen Idec, Inc.*                                            16,726

================================================================================

16  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
   213,568  Celgene Corp.*                                            $   14,621
   112,758  Gilead Sciences, Inc.*                                         6,126
                                                                      ----------
                                                                          49,991
                                                                      ----------
            HEALTH CARE DISTRIBUTORS (0.5%)
    63,590  AmerisourceBergen Corp.                                        2,525
    50,782  Cardinal Health, Inc.                                          2,188
                                                                      ----------
                                                                           4,713
                                                                      ----------
            HEALTH CARE EQUIPMENT (3.2%)
   134,600  Covidien plc                                                   7,521
   109,071  Edwards Lifesciences Corp.*                                   11,038
   189,860  Hologic, Inc.*                                                 3,516
    17,188  Intuitive Surgical, Inc.*                                      8,276
    48,456  Zimmer Holdings, Inc.                                          2,856
                                                                      ----------
                                                                          33,207
                                                                      ----------
            HEALTH CARE SERVICES (1.3%)
   243,100  Express Scripts, Inc.*                                        14,085
                                                                      ----------
            HEALTH CARE TECHNOLOGY (0.5%)
    74,400  Cerner Corp.*                                                  5,500
                                                                      ----------
            LIFE SCIENCES TOOLS & SERVICES (0.5%)
   142,163  Bruker Corp.*                                                  1,681
    49,755  Life Technologies Corp.*                                       2,183
    22,086  Waters Corp.*                                                  1,711
                                                                      ----------
                                                                           5,575
                                                                      ----------
            MANAGED HEALTH CARE (1.9%)
    80,682  Aetna, Inc.                                                    2,910
   335,963  UnitedHealth Group, Inc.                                      17,164
                                                                      ----------
                                                                          20,074
                                                                      ----------
            PHARMACEUTICALS (2.0%)
   128,353  Abbott Laboratories                                            8,511
    83,918  Merck & Co., Inc.                                              3,707
    28,200  Perrigo Co.                                                    3,215
    66,100  Shire plc ADR                                                  5,696
                                                                      ----------
                                                                          21,129
                                                                      ----------
            Total Health Care                                            154,274
                                                                      ----------
            INDUSTRIALS (9.6%)
            ------------------
            AEROSPACE & DEFENSE (2.6%)
    84,717  Boeing Co.                                                     6,261
    76,928  Honeywell International, Inc.                                  4,466
    49,900  Precision Castparts Corp.                                      7,762

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
   121,300  United Technologies Corp.                                 $    9,030
                                                                      ----------
                                                                          27,519
                                                                      ----------
            CONSTRUCTION & ENGINEERING (0.6%)
   134,500  Fluor Corp.                                                    6,669
                                                                      ----------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (1.0%)
   130,793  Caterpillar, Inc.                                             11,014
                                                                      ----------
            INDUSTRIAL CONGLOMERATES (2.3%)
   322,300  Danaher Corp.                                                 17,020
   139,940  General Electric Co.                                           2,904
    74,513  Tyco International Ltd.                                        4,094
                                                                      ----------
                                                                          24,018
                                                                      ----------
            INDUSTRIAL MACHINERY (1.0%)
    33,258  Dover Corp.                                                    1,811
   108,000  Illinois Tool Works, Inc.                                      5,869
    40,871  Parker-Hannifin Corp.                                          3,283
                                                                      ----------
                                                                          10,963
                                                                      ----------
            RAILROADS (2.1%)
   177,100  Union Pacific Corp.                                           21,714
                                                                      ----------
            Total Industrials                                            101,897
                                                                      ----------
            INFORMATION TECHNOLOGY (36.1%)
            ------------------------------
            APPLICATION SOFTWARE (2.0%)
    40,156  Autodesk, Inc.*                                                1,362
    27,938  Citrix Systems, Inc.*                                          2,031
   100,300  Intuit, Inc.                                                   5,819
    99,300  Salesforce.com, Inc.*                                         12,349
                                                                      ----------
                                                                          21,561
                                                                      ----------
            COMMUNICATIONS EQUIPMENT (4.9%)
 1,294,612  Cisco Systems, Inc.                                           20,649
   245,762  Emulex Corp.*                                                  1,590
    23,244  F5 Networks, Inc.*                                             2,171
   454,863  QUALCOMM, Inc.                                                27,146
                                                                      ----------
                                                                          51,556
                                                                      ----------
            COMPUTER HARDWARE (8.5%)
   146,409  Apple, Inc.*                                                  89,421
                                                                      ----------
            COMPUTER STORAGE & PERIPHERALS (2.6%)
   790,131  EMC Corp.*                                                    20,709
    83,658  NetApp, Inc.*                                                  2,733
   334,799  QLogic Corp.*                                                  3,864
                                                                      ----------
                                                                          27,306
                                                                      ----------

================================================================================

18  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            DATA PROCESSING & OUTSOURCED SERVICES (2.7%)
     8,810  MasterCard, Inc. "A"                                      $    3,846
   187,764  Visa, Inc. "A"                                                24,235
                                                                      ----------
                                                                          28,081
                                                                      ----------
            INTERNET SOFTWARE & SERVICES (6.5%)
    61,200  Baidu, Inc. ADR*                                               7,376
   329,980  eBay, Inc.*                                                   14,618
    77,900  Facebook, Inc. "A"*                                            1,691
    43,798  Google, Inc. "A"*                                             27,723
   136,000  IAC/InterActiveCorp.                                           7,155
    47,900  Linkedin Corp.*                                                4,917
   127,400  VeriSign, Inc.*                                                5,659
                                                                      ----------
                                                                          69,139
                                                                      ----------
            IT CONSULTING & OTHER SERVICES (3.5%)
   159,775  International Business Machines Corp.                         31,312
    80,700  Teradata Corp.*                                                5,457
                                                                      ----------
                                                                          36,769
                                                                      ----------
            SEMICONDUCTOR EQUIPMENT (0.2%)
    39,817  KLA-Tencor Corp.                                               2,027
                                                                      ----------
            SEMICONDUCTORS (1.5%)
   318,787  Altera Corp.                                                  11,301
   149,785  Xilinx, Inc.                                                   4,853
                                                                      ----------
                                                                          16,154
                                                                      ----------
            SYSTEMS SOFTWARE (3.7%)
    56,776  BMC Software, Inc.*                                            2,248
    78,825  Check Point Software Technologies Ltd.*                        3,829
   764,972  Microsoft Corp.                                               22,544
   208,970  Oracle Corp.                                                   6,311
    52,849  Red Hat, Inc.*                                                 2,836
    46,737  Symantec Corp.*                                                  736
     1,800  VMware, Inc. "A"*                                                163
                                                                      ----------
                                                                          38,667
                                                                      ----------
            Total Information Technology                                 380,681
                                                                      ----------
            MATERIALS (3.0%)
            ----------------
            FERTILIZERS & AGRICULTURAL CHEMICALS (1.9%)
    21,824  CF Industries Holdings, Inc.                                   4,272
   180,991  Monsanto Co.                                                  15,497
                                                                      ----------
                                                                          19,769
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            SPECIALTY CHEMICALS (1.1%)
   126,400  Ecolab, Inc.                                              $    8,273
    27,527  Sherwin-Williams Co.                                           3,698
                                                                      ----------
                                                                          11,971
                                                                      ----------
            Total Materials                                               31,740
                                                                      ----------
            TELECOMMUNICATION SERVICES (2.5%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.1%)
   251,367  Verizon Communications, Inc.                                  11,347
                                                                      ----------
            WIRELESS TELECOMMUNICATION SERVICES (1.4%)
   121,300  American Tower Corp.                                           8,771
   100,800  SBA Communications Corp. "A"*                                  5,953
                                                                      ----------
                                                                          14,724
                                                                      ----------
            Total Telecommunication Services                              26,071
                                                                      ----------
            Total Common Stocks (cost: $810,108)                       1,022,679
                                                                      ----------

            MONEY MARKET INSTRUMENTS (3.8%)

            MONEY MARKET FUNDS (3.8%)
39,875,643  State Street Institutional Liquid Reserve Fund, 0.19%(a)      39,876
                                                                      ----------
            Total Money Market Instruments (cost: $39,876)                39,876
                                                                      ----------

            TOTAL INVESTMENTS (COST: $849,984)                        $1,062,555
                                                                      ==========

-----------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS          TOTAL
-----------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $1,022,679                  $-             $-     $1,022,679
Money Market Instruments:
  Money Market Funds                         39,876                   -              -         39,876
-----------------------------------------------------------------------------------------------------
TOTAL                                    $1,062,555                  $-             $-     $1,062,555
-----------------------------------------------------------------------------------------------------

================================================================================

20  | USAA AGGRESSIVE GROWTH FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------
                                                                   COMMON STOCKS
--------------------------------------------------------------------------------
Balance as of July 31, 2011                                              $   411
  Purchases                                                                    -
  Sales                                                                      (29)
  Transfers into Level 3                                                       -
  Transfers out of Level 3                                                     -
  Net realized gain (loss)                                                (1,130)
  Change in net unrealized appreciation/depreciation on investments          748
--------------------------------------------------------------------------------
Balance as of July 31, 2012                                              $     -
--------------------------------------------------------------------------------

For the period of August 1, 2011, through July 31, 2012, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2012

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o  SPECIFIC NOTES

   (a) Rate represents the money market fund annualized seven-day yield at July 31, 2012.

     *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

22  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2012

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $849,984)        $1,062,555
  Receivables:
    Capital shares sold:
      Affiliated transactions (Note 8)                                         41
      Nonaffiliated transactions                                              251
    Dividends and interest                                                    536
    Securities sold                                                         5,939
                                                                       ----------
      Total assets                                                      1,069,322
                                                                       ----------
LIABILITIES
  Payables:
    Securities purchased                                                   12,577
    Capital shares redeemed:
      Affiliated transactions (Note 8)                                          1
      Nonaffiliated transactions                                              541
  Accrued management fees                                                     419
  Accrued transfer agent's fees                                               114
  Other accrued expenses and payables                                         104
                                                                       ----------
      Total liabilities                                                    13,756
                                                                       ----------
        Net assets applicable to capital shares outstanding            $1,055,566
                                                                       ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                      $  796,546
  Accumulated undistributed net investment income                             755
  Accumulated net realized gain on investments                             45,694
  Net unrealized appreciation of investments                              212,571
                                                                       ----------
        Net assets applicable to capital shares outstanding            $1,055,566
                                                                       ==========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $878,246/25,025 shares outstanding)     $    35.09
                                                                       ==========
    Institutional Shares (net assets of $177,320/5,028
      shares outstanding)                                              $    35.26
                                                                       ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2012

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $18)                     $ 13,115
   Interest                                                                   54
   Securities lending (net)                                                   18
                                                                        --------
      Total income                                                        13,187
                                                                        --------
EXPENSES
   Management fees                                                         5,602
   Administration and servicing fees:
      Fund Shares                                                          2,703
      Institutional Shares                                                   162
   Transfer agent's fees:
      Fund Shares                                                          3,498
      Institutional Shares                                                   162
   Custody and accounting fees:
      Fund Shares                                                            178
      Institutional Shares                                                    26
   Postage:
      Fund Shares                                                            173
   Shareholder reporting fees:
      Fund Shares                                                             70
   Trustees' fees                                                             13
   Registration fees:
      Fund Shares                                                             43
      Institutional Shares                                                     8
   Professional fees                                                         113
   Other                                                                      27
                                                                        --------
         Total expenses                                                   12,778
                                                                        --------
   Expenses paid indirectly:
      Fund Shares                                                            (68)
      Institutional Shares                                                    (9)
                                                                        --------
   Net expenses                                                           12,701
                                                                        --------
NET INVESTMENT INCOME                                                        486
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                      71,287
   Change in net unrealized appreciation/depreciation                    (29,069)
                                                                        --------
         Net realized and unrealized gain                                 42,218
                                                                        --------
   Increase in net assets resulting from operations                     $ 42,704
                                                                        ========

See accompanying notes to financial statements.

================================================================================

24  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

----------------------------------------------------------------------------------------------
                                                                          2012            2011
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss)                                     $      486      $   (1,098)
   Net realized gain on investments                                     71,287          59,953
   Net realized gain on foreign currency transactions                        -               1
   Change in net unrealized appreciation/depreciation of
      investments                                                      (29,069)        212,871
                                                                    --------------------------
      Increase in net assets resulting from operations                  42,704         271,727
                                                                    --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                            -            (339)
      Institutional Shares                                                   -            (431)
                                                                    --------------------------
         Distributions to shareholders                                       -            (770)
                                                                    --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                        (364,829)        (40,098)
   Institutional Shares                                                 33,649          44,919
                                                                    --------------------------
      Total net increase (decrease) in net assets from
         capital share transactions                                   (331,180)          4,821
                                                                    --------------------------
   Net increase (decrease) in net assets                              (288,476)        275,778

NET ASSETS
   Beginning of year                                                 1,344,042       1,068,264
                                                                    --------------------------
   End of year                                                      $1,055,566      $1,344,042
                                                                    ==========================
Accumulated undistributed net investment income:
   End of year                                                      $      755      $        -
                                                                    ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Aggressive Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation.

The Fund has two classes of shares: Aggressive Growth Fund Shares (Fund Shares) and Aggressive Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only through a USAA Managed Account Program or to a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to

================================================================================

26  | USAA AGGRESSIVE GROWTH FUND

================================================================================

   utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

       the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and one of the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

================================================================================

28  | USAA AGGRESSIVE GROWTH FUND

================================================================================

   6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in

================================================================================

30    | USAA AGGRESSIVE GROWTH FUND

================================================================================

   U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

   year ended July 31, 2012, brokerage commission recapture credits and custodian and other bank credits reduced the Fund Shares' and Institutional Shares' expenses by $68,000 and less than $9,000, respectively.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. Prior to September 24, 2011, the funds were assessed a proportionate share of CAPCO's operating expenses, and the maximum annual facility fee was 0.10% of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

================================================================================

32  | USAA AGGRESSIVE GROWTH FUND

================================================================================

For the year ended July 31, 2012, the Fund paid CAPCO facility fees of $8,000, which represents 2.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2012.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and non-REIT return of capital adjustments resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $527,000, increase accumulated undistributed net investment income by $269,000, and increase accumulated net realized gain on investments by $258,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2012, and 2011 was as follows:

                                              2012                        2011
                                              ----------------------------------
Ordinary income*                               $-                       $770,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2012, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $    486,000
Undistributed long-term capital gains                                47,899,000
Unrealized appreciation of investments                              210,635,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and return of capital dividend adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various rules governing the tax treatment of regulated investment companies. The changes made under the Act are generally effective for years beginning after the date of enactment. Under the Act net capital losses may be carried forward indefinitely, and they retain their character as short-term and or long-term capital losses. Under pre-enactment law, net capital losses could be carried forward for eight years and treated as short-term capital losses, irrespective of the character of the original capital loss. As a transition rule, the Act requires that post-enactment capital loss carryforwards be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. At July 31, 2012, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2012, the Fund utilized pre-enactment capital loss carryforwards of $24,430,000, to offset capital gains. At July 31, 2012, the Fund had no pre-enactment or post-enactment capital loss carryforwards, for federal income tax purposes.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2012, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended July 31, 2012, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

================================================================================

34  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2012, were $667,778,000 and $1,014,152,000, respectively.

As of July 31, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was $851,920,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2012, for federal income tax purposes, were $232,554,000 and $21,919,000, respectively, resulting in net unrealized appreciation of $210,635,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Citibank retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Citibank receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Citibank has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2012, the Fund received securities-lending income of $18,000, which is net of the 20%

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

income retained by Citibank. As of July 31, 2012, the Fund had no securities out on loan.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2012, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                 YEAR ENDED                YEAR ENDED
                                  7/31/2012                 7/31/2011
---------------------------------------------------------------------------
                             SHARES        AMOUNT     SHARES        AMOUNT
                            -----------------------------------------------
FUND SHARES:
Shares sold                   4,287     $ 143,955      7,410      $ 243,705
Shares issued from
  reinvested dividends            -             -         10            336
Shares redeemed             (14,178)     (508,784)    (8,706)      (284,139)
                            -----------------------------------------------
Net decrease from capital
  share transactions         (9,891)    $(364,829)    (1,286)     $ (40,098)
                            ===============================================
INSTITUTIONAL SHARES:
Shares sold                   2,871     $  99,535      1,877      $  60,306
Shares issued from
  reinvested dividends            -             -         13            431
Shares redeemed              (1,798)      (65,886)      (488)       (15,818)
                            -----------------------------------------------
Net increase from capital
  share transactions          1,073     $  33,649      1,402      $  44,919
                            ===============================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day

================================================================================

36  | USAA AGGRESSIVE GROWTH FUND

================================================================================

   investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $750 million of average net assets, 0.40% of that portion of average net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of average net assets over $1.5 billion. For the year ended July 31, 2012, the Fund's effective annualized base fee was 0.46% of the Fund's average net assets for the same period.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Large-Cap Growth Funds Index over the performance period. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                 AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                   +/- 0.04%
+/- 4.01% to 7.00%                   +/- 0.05%
+/- 7.01% and greater                +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended July 31, 2012, the Fund incurred total management fees, paid or payable to the Manager, of $5,602,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(133,000) and $(7,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.01)% and less than (0.01)%, respectively.

B. SUBADVISORY AGREEMENTS -- The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital), under which Wellington Management and Winslow Capital direct the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.325% on the first $300 million, 0.30% on the next $700 million, and 0.28% on assets over $1 billion of the portion of the Fund's average daily net assets that Wellington Management manages. For the year ended July 31, 2012, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $1,897,000.

   The Manager (not the Fund) pays Winslow Capital a subadvisory fee in the annual amount of 0.40% on the first $100 million, 0.35% on the

================================================================================

38  | USAA AGGRESSIVE GROWTH FUND

================================================================================

   next $250 million, 0.30% on the next $250 million, and 0.25% on the next
   $400 million of the portion of the Fund's average daily net assets that Winslow Capital manages. For the year ended July 31, 2012, the Manager incurred subadvisory fees, paid or payable to Winslow Capital, of $2,121,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.25% and 0.10% of average net assets of the Fund Shares and Institutional Shares, respectively. Prior to September 1, 2011, the Manager received a fee accrued daily and paid monthly at an annualized rate of 0.05% of average net assets of the Institutional Shares. For the year ended July 31, 2012, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,703,000 and $162,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2012, the Fund reimbursed the Manager $38,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for the Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. Prior to September 1, 2011, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

   manager received a fee accrued daily and paid monthly at an annualized rate of 0.05% of average net assets of the Institutional Shares, plus out-of-pocket expenses. For the year ended July 31, 2012, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $3,498,000 and $162,000, respectively.

E. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Fund's Institutional Shares is one of 14 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2012, the Fund recorded a receivable for capital shares sold of $41,000 and a payable for capital shares redeemed of $1,000 for the USAA fund-of-funds' purchases and redemptions of Institutional Shares. As of July 31, 2012, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

                                                                   OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative Fund                                    0.0%*
USAA Cornerstone Equity Fund                                          0.1
USAA Target Retirement Income Fund                                    0.8
USAA Target Retirement 2020 Fund                                      2.0
USAA Target Retirement 2030 Fund                                      4.7
USAA Target Retirement 2040 Fund                                      5.9
USAA Target Retirement 2050 Fund                                      3.2

*Represents less than 0.1%

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

40  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                       ------------------------------------------------------------------
                                           2012            2011         2010          2009           2008
                                       ------------------------------------------------------------------
Net asset value at
  beginning of period                  $  34.57      $    27.56     $  24.83      $  32.38     $    34.73
                                       ------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                    (.00)(d)        (.01)         .08           .15            .17
  Net realized and unrealized
    gain (loss)                             .52            7.03         2.77         (7.54)         (2.43)
                                       ------------------------------------------------------------------
Total from investment operations            .52            7.02         2.85         (7.39)         (2.26)
                                       ------------------------------------------------------------------
Less distributions from:
  Net investment income                       -            (.01)        (.12)         (.16)          (.09)
                                       ------------------------------------------------------------------
Net asset value at end of period       $  35.09      $    34.57     $  27.56      $  24.83     $    32.38
                                       ==================================================================
Total return (%)*                          1.50           25.47        11.48(b)     (22.75)         (6.54)
Net assets at end of period (000)      $878,246      $1,207,205     $997,867      $863,162     $1,144,497
Ratios to average net assets:**
  Expenses (%)(a)                          1.08            1.02         1.06(b)       1.18           1.00
  Net investment income (loss) (%)         (.01)           (.12)         .27           .62            .48
Portfolio turnover (%)                       55              63          156(c)         79             70

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2012, average net assets were $1,079,691,000.
(a) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                           (.01%)          (.00%)(+)    (.01%)        (.00%)(+)      (.01%)
    (+) Represents less than 0.01% of average net assets.
(b) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $327,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares'
    expense ratios by 0.03%. This decrease is excluded from the expense ratios above.
(c) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.
(d) Represents less than $0.01 per share.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,             PERIOD ENDED
                                                 ------------------------------------        JULY 31,
                                                     2012          2011          2010        2009***
                                                 -----------------------------------------------------
Net asset value at beginning of period           $  34.60      $  27.58       $ 24.85        $ 32.06
                                                 ---------------------------------------------------
Income (loss) from investment operations:
  Net investment income                               .13           .14           .23            .24(a)
  Net realized and unrealized gain (loss)             .53          7.02          2.75          (7.22)(a)
                                                 ---------------------------------------------------
Total from investment operations                      .66          7.16          2.98          (6.98)(a)
                                                 ---------------------------------------------------
Less distributions from:
  Net investment income                                 -          (.14)         (.25)          (.23)
                                                 ---------------------------------------------------
Net asset value at end of period                 $  35.26      $  34.60       $ 27.58        $ 24.85
                                                 ===================================================
Total return (%)*                                    1.91         26.00         11.97         (21.67)
Net assets at end of period (000)                $177,320      $136,837       $70,397        $21,565
Ratios to average net assets:**
  Expenses (%)(c)                                     .68           .58           .60            .61(b)
  Expenses, excluding reimbursements (%)(c)           .68           .58           .60            .63(b)
  Net investment income (%)                           .37           .31           .62           1.11(b)
Portfolio turnover (%)                                 55            63           156(d)          79

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2012, average net assets were $167,043,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                     (.01%)        (.00%)(+)     (.01%)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Reflects increased trading activity due to changes in subadvisers.

================================================================================

42  | USAA AGGRESSIVE GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2012, through July 31, 2012.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                       BEGINNING                ENDING               DURING PERIOD*
                                     ACCOUNT VALUE           ACCOUNT VALUE          FEBRUARY 1, 2012 -
                                    FEBRUARY 1, 2012         JULY 31, 2012            JULY 31, 2012
                                    ------------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00              $1,015.34                  $5.46

Hypothetical
 (5% return before expenses)             1,000.00               1,019.44                   5.47

INSTITUTIONAL SHARES
Actual                                   1,000.00               1,017.60                   3.46

Hypothetical
 (5% return before expenses)             1,000.00               1,021.43                   3.47

* Expenses are equal to the annualized expense ratio of 1.09% for Fund Shares and 0.69% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.53% for Fund Shares and 1.76% for Institutional Shares for the six-month period of February 1, 2012, through July 31, 2012.

================================================================================

44  | USAA AGGRESSIVE GROWTH FUND

================================================================================

ADVISORY AGREEMENTS

July 31, 2012

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 17, 2012, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the

================================================================================

                                                       ADVISORY AGREEMENTS |  45

================================================================================

Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of its duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board

================================================================================

46  | USAA AGGRESSIVE GROWTH FUND

================================================================================

considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board

================================================================================

                                                       ADVISORY AGREEMENTS |  47

================================================================================

noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than average of its performance universe and above its Lipper index for the one-year period ended December 31, 2011, and was lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2011. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2011. The Board took into account management's discussion of the Fund's performance, including actions taken to address the Fund's underperformance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and

================================================================================

48  | USAA AGGRESSIVE GROWTH FUND

================================================================================

considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board also considered that the Manager pays the Fund's subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the Fund's performance is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the

================================================================================

                                                       ADVISORY AGREEMENTS |  49

================================================================================

Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include:

================================================================================

50  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser and each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2011, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is

================================================================================

                                                       ADVISORY AGREEMENTS |  51

================================================================================

qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

52  | USAA AGGRESSIVE GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees*. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

  * Effective August 1, 2012, Patrick Bannigan joined the Board of Trustees of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President and Director of AMCO (01/12-present); Senior Vice President of USAA Financial Planning Services Agency, Inc. (FPS) (04/11-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

54  | USAA AGGRESSIVE GROWTH FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PATRICK BANNIGAN(3, 4, 5, 6)
Trustee
Born: November 1965
Year of Election or Appointment: 2012

Director, Rx Matters Foundation, Inc. (12/11-present), a nonprofit foundation established to receive, obtain, and distribute medicines and other health care items to people in need; Director, All-In to Fight Cancer

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

(7/10-present), a nonprofit organization founded to educate and raise money in the effort to treat and find a cure for cancer; Senior Vice President and General Manager, RiverSource Investments (10/06-6/10). Mr. Bannigan brings to the Board extensive experience in the financial services industry, including experience as an officer of various mutual fund companies as well as over 23 years' mutual fund board-related experience.

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors L.P. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee
    (3) Member of Audit Committee
    (4) Member of Pricing and Investment Committee
    (5) Member of Corporate Governance Committee
    (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
    (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

56  | USAA AGGRESSIVE GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President and Director of AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-01/12); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-01/12); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Investments Compliance, USAA (03/12-present); Assistant Vice President, Mutual Funds Compliance, USAA (09/04-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

58  | USAA AGGRESSIVE GROWTH FUND

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      Paul L. McNamara
                                      Patrick Bannigan
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     USAA Asset Management Company
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       USAA Investment Management Company
DISTRIBUTOR                           P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                        USAA Shareholder Account Services
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                         State Street Bank and Trust Company
ACCOUNTING AGENT                      P.O. Box 1713
                                      Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1800
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                           Under "My Accounts" on
SELF-SERVICE 24/7                     usaa.com select "Investments,"
AT USAA.COM                           then "Mutual Funds"

OR CALL                               Under "Investments" view
(800) 531-USAA                        account balances, or click
         (8722)                       "I want to...," and select
                                      the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA      WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    23417-0912                               (C)2012, USAA. All rights reserved.




ITEM 2.  CODE OF ETHICS.

On September 20, 2011, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
July 31,  2012 and 2011 were $391,388 and $391,388, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2012 and 2011 were $70,828 and $63,358, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2012 and 2011.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2012 and 2011.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2012 and 2011 were $384,984 and $384,316, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2012 and 2011 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2012

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     09/27/2012
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     10/01/2012
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     09/28/2012
         ------------------------------
*Print the name and title of each signing officer under his or her signature.